AmericaFirst Tactical Alpha Fund

Class A:  ABRFX  Class U:  ABRUX  Class I:  ABRWX

May 10, 2019

 Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information
each dated November 1, 2018.

 ____________________________________________________________________________________

The following updates and supplements any prior information provided in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information with respect to the Fund’s lowered management fee of 1.00% effective as of March 1, 2019; and longer expense limitation term of February 29, 2020, effective as of March 1, 2019.  Any information to the contrary in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information should be disregarded.

FUND SUMMARY – AMERICAFIRST TACTICAL ALPHA FUND

Investment Objective:  The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 36 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 43 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	1.15%	1.15%	1.15%
Acquired Fund Fees and Expenses (1) (2)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	2.55%	3.30%	2.30%
Fee Recoupment or Waiver (3)	0.24%	-0.01%	-0.46%
Total Annual Fund Operating Expenses After Fee Recoupment or Waiver	2.79%	3.29%	1.84%

(1)

Amended to reflect the effects of the reorganization of the another fund into the Fund at the close of business on February 28, 2019.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  Amended to reflect current investment practices.

(3)

The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any front-end or contingent deferred loads, legal fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.50% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least February 29, 2020.  This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$768	$1,322	$1,852	$3,295
Class U	$574	$1,239	$1,928	$3,754
Class I	$187	$674	$1,188	$2,600

The Prospectus and Statement of Additional Information each dated November 1, 2018, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-877-217-8363.

Please retain this Supplement for future reference.